Exhibit 99.1

Contact: Ira M. Birns, Executive Vice President & Chief Financial Officer Glenn Klevitz Vice President, Treasurer & Investor Relations 305-428-8000

World Fuel Services Corporation Amends, Expands and Extends Credit Facility
 ---Increases Total Liquidity and Extends Maturity to 2024---

MIAMI — July 24, 2019 — World Fuel Services Corporation (NYSE: INT) today announced that it has successfully amended its unsecured credit facility, increasing the overall facility to $1.8 billion and extending the term of the credit facility to July 2024.

“As a result of this transaction, which was significantly oversubscribed, we have further enhanced our financial flexibility, providing additional low-cost capital to re-invest in our business, execute on strategic acquisitions and return capital to our shareholders,” stated Ira M. Birns, executive vice president and chief financial officer of World Fuel Services Corporation. “The amended facility also provides immediate cost savings further supporting our ongoing cost management initiatives.”

“We truly appreciate the commitment and support we have received from our banking partners and their continued confidence in World Fuel’s overall financial strength and future growth opportunities,” said Glenn Klevitz, vice president, treasurer and investor relations.

Bank of America, N.A. is the Administrative Agent and BofA Securities, Inc., JPMorgan Chase Bank, N.A., SunTrust Robinson Humphrey, Inc., TD Bank, N.A., HSBC Bank USA, National Association, and Wells Fargo Securities, LLC, served as joint lead arrangers in connection with the transaction.

About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.
For more information, call 305-428-8000 or visit www.wfscorp.com.

Information Relating to Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our beliefs and expectations with respect to our financial flexibility, expected cost savings, and our ability to execute on strategic acquisitions and return capital to our shareholders. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in our Securities and Exchange Commission (“SEC”) filings, including our most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively leverage technology and operating systems and realize the anticipated benefits, our ability to successfully execute and achieve efficiencies and other benefits related to our transformation initiatives, our ability to achieve the expected level of benefit from our restructuring activities and cost reduction initiatives, unanticipated tax liabilities or adverse results of tax audits, assessments, or disputes, the loss of, or reduced sales, to a significant government customer such as the North Atlantic Treaty Organization, our ability to successfully implement our growth strategy, our ability to effectively integrate acquired businesses and recognize the anticipated benefits, risks related to the complexity of U.S. Tax Reform and our ability to accurately predict its impact on our returns and future earnings, our ability to capitalize on new market opportunities and changes in supply and other market dynamics in the regions where we operate, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, adverse conditions in the markets or industries in which we or our customers and suppliers operate, supply disruptions, border closures and other logistical difficulties that can arise when sourcing and delivering fuel in areas that are actively engaged in war or other military conflicts, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, uninsured losses, the impact of natural disasters, adverse results in legal disputes, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in our SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.